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                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                    May 15, 1998

Dear Shareholder,

  We are pleased to present shareholders of The Emerging Germany Fund Inc. the Fund's report for the quarter ended March 31, 1998.

  The German market continued its strong performance during the first quarter. Following two years of record growth, the Germany equities market gained more than 20% during the first quarter as measured by the DAX Index in DM terms, fueled primarily by a low interest rate, low inflation and positive corporate earnings rate environment.

  At March 31, 1998, the Fund had net assets of $213,460,523, or $15.24 per share, compared with $176,413,996 million or $12.59 per share at the beginning of the quarter. In the first quarter 1998, the Fund's net asset value and market price returned 21.1% and 18.3%, respectively, compared with a rise in the DAX100 Index of 16.7% in dollar terms.

  We also wish to inform you that, pursuant to the Fund's new distribution policy adopted by the Board of Directors in February of this year, the Board declared its first dividend of $0.34 per share paid on April 20, 1998 to shareholders of record on April 10, 1998.

  We thank our shareholders for their continued interest and support.

                                    Sincerely,

       [SIG]

             [SIG]
    Rolf Passow                                          William S. Stack
    Chairman                                            President

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                             MANAGEMENT DISCUSSION
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STOCK MARKET REVIEW

  Despite concerns about the Asian financial crisis at the end of last year, the German equity market has shown unexpected dynamism driven by liquidity, low interest rates, low inflation and positive earnings surprises. In addition, company expectations for the foreseeable future are better than earlier anticipated. Following two record years, German equities rose more than 20% in DM terms in the first quarter of 1998 as measured by the DAX Index. With share prices rising while earnings forecasts are holding steady, the market price-to-earnings ratio is increasing and can no longer be considered low, even given the lower long-term bond yield. This premium can be justified by successful restructuring measures as well as by a revaluation of companies as a result of the consolidation process in the global markets.

  The best-performing sector in the first quarter was the automobile sector with a rise of 38% due to a higher-than-expected level of car registrations, particularly in Europe. However, Dresdner RCM Global Investors LLC ("Dresdner RCM"), is cautious, given that first-quarter performance was driven primarily by strong buying ahead of the value-added tax increase in Germany and the expiration of the tax incentive program for new cars in Italy.

  Utilities and banks underperformed the market, showing an increase of less than 10%. After a strong 1997, the banking sector had a weak first quarter due to concerns about the effect of the Asian crisis on the banks' loan portfolios. However, this trend appears to be reversing itself during the second quarter, likely as a result of the fact that the Asian turmoil was taken into account by conservative risk provisioning in 1997. In addition, consolidation activity in the U.S. market supported a recovery of the performance of bank stocks.

  Dresdner RCM's market outlook remains positive. Benign economic growth rates, low inflation and a low interest rate environment coupled with continuing liquidity inflows and positive company news should foster higher share prices for the foreseeable future. Additionally, the ongoing consolidation activities across most industries, including the automobile industry as evidenced by the recently announced Daimler/Chrysler merger, are likely to continue and should be supportive of the positive market trend.

ECONOMY

  German economic growth is being increasingly supported by domestic factors. Industrial production in Germany rose by 5.4% in the first quarter of 1998. This suggests a GDP growth of around 0.7% in the quarter, which is higher than earlier forecasts. Evidence of a broadening of growth is increasing: private and public consumption has picked up, and investments in machinery and equipment are expected to show an increase of 2.5% in the first quarter. Exports are still making a significant contribution to GDP growth, but to a lesser extent than last year. The construction sector remains the weakest component of GDP growth. After a continuing rise in unemployment in 1997, the figures for the first month of this year are finally showing a stabilization of the labor market and even a slight increase in employment, especially in Western Germany.

  There is no sign of inflation. Due to the rate convergence brought about by monetary union, Dresdner RCM expects short-term interest rates to increase slightly. However, given the stable economic environment, long-term rates should remain at low levels in a pan-European context.

PORTFOLIO STRATEGY AND REVIEW

  During the first quarter of 1998, the Fund's total net asset value and market price increased by 21.1% and 18.3%, respectively, compared with rises of 16.7% in the DAX100 and 17.1% in the MSCI Germany in dollar terms.

  The Fund's outperformance was primarily due to the strong performance of individual companies rather than to sector weighting. Pfeiffer Vacuum, a producer of vacuum pumps, was the best performing stock in the Fund's portfolio with an increase in the first quarter of more than 110%.

  After maintaining a more defensive investment strategy in the fourth quarter of 1997, Dresdner RCM significantly lowered the weighting in utilities and shifted the portfolio towards growth companies supported by bottom up analysis, such as Pfeiffer Vacuum and MobilCom, a German mobilphone service provider. Dresdner RCM also increased the weighting in the automobile sector by increasing the positions in Porsche and Volkswagen.

  Financials continue to represent the highest sector weighting in the Fund's portfolio. Dresdner RCM expects a continuation of restructurings and the consolidation of the European financial industry, which should lead to increased profitability and higher returns. At the end of the first quarter, Allianz represented the largest single position in the Fund's portfolio.

  Stocks of the following companies represented the Fund's ten largest positions at March 31, 1998:

                                                                                       MARKET VALUE     PERCENT OF
COMPANY                                                                                   IN USD        NET ASSETS
-----------------------------------------------------------------------------------  ----------------  -------------
Allianz AG Holding.................................................................  $     22,641,892         10.6%
Volkswagen AG......................................................................        21,132,973          9.9
SAP AG.............................................................................        13,962,162          6.5
Bayer AG...........................................................................        13,718,919          6.4
Munchener Ruckversicherungs-Gesellschaft AG........................................        11,891,892          5.6
Bayerische Vereinsbank AG..........................................................        10,945,946          5.1
Adidas AG..........................................................................        10,636,216          5.0
Deutsche Bank AG...................................................................        10,154,189          4.8
Veba AG............................................................................         8,864,865          4.2
Deutsche Pfandbrief- und Hypothekenbank AG.........................................         8,510,473          4.0
                                                                                     ----------------          ---
                                                                                     $    132,459,527         62.1%
                                                                                     ----------------          ---
                                                                                     ----------------          ---

PERCENT OF NET ASSETS BY INDUSTRY

                                                                                                        PERCENT OF
INDUSTRY CLASS                                                                                          NET ASSETS
-----------------------------------------------------------------------------------------------------  -------------
Automotive Related...................................................................................         14.2%
Banking..............................................................................................         18.2
Chemicals and Textiles...............................................................................          6.4
Drugs and Healthcare.................................................................................          1.6
Financial Services...................................................................................          1.1
Household Related Non-Durables.......................................................................          6.3
Industrial Equipment.................................................................................          8.8
Insurance............................................................................................         18.3
Technology Services..................................................................................          9.1
Telecommunication....................................................................................          2.7
Transportation Services..............................................................................          5.5
Utilities............................................................................................          6.7
                                                                                                               ---
                                                                                                              98.9%
                                                                                                               ---
                                                                                                               ---

-------------------------------------------------
THE EMERGING GERMANY FUND INC.
INVESTMENTS IN SECURITIES AND NET ASSETS
MARCH 31, 1998 (UNAUDITED)

-------------------------------------------------------------------------------------------------
 SHARES                             EQUITY INVESTMENTS                               MARKET VALUE

-------------------------------------------------------------------------------------------------

CONSUMER DURABLES SECTOR--14.2%
        AUTOMOTIVE RELATED--14.2%
  75,000 Kolbenschmidt Pierburg
          AG *.....................................................................  $  1,941,893
   3,000 Porsche AG Pfd.............................................................    6,778,378
  27,000 Volkswagen AG **...........................................................   21,132,973
  27,000 Volkswagen AG Rights.......................................................      490,378
                                                                                     ------------
                                                                                       30,343,622
                                                                                     ------------

CONSUMER NON-DURABLES SECTOR--6.3%
        HOUSEHOLD RELATED
          NON-DURABLES--6.3%
  60,000 Adidas AG..................................................................   10,636,216
   1,750 Hugo Boss AG Pfd...........................................................    2,752,703
                                                                                     ------------
                                                                                       13,388,919
                                                                                     ------------

CYCLICAL/CAPITAL GOODS SECTOR--20.7%
        CHEMICALS AND TEXTILES--6.4%
 300,000 Bayer AG...................................................................   13,718,919
                                                                                     ------------
        INDUSTRIAL EQUIPMENT--8.8%
 150,000 Agiv AG*...................................................................    3,227,027
  20,000 Fried. Krupp AG Hoesch-Krupp...............................................    3,556,757
  15,000 KSB AG Pfd.................................................................    3,989,189
 100,000 Pfeiffer Vacuum Technology AG (ADR) *......................................    6,054,054
 100,000 Rofin-Sinar Technologies *.................................................    1,925,000
                                                                                     ------------
                                                                                       18,752,027
                                                                                     ------------
        TRANSPORTATION SERVICES--5.5%
 250,000 Deutsche Lufthansa **......................................................    5,263,513
  57,500 Sixt AG Pfd. *.............................................................    6,433,784
                                                                                     ------------
                                                                                       11,697,297
                                                                                     ------------

HEALTHCARE SECTOR--1.6%
        DRUGS AND HEALTHCARE--1.6%
  15,000 Glaxo Wellcome PLC (ADR)...................................................      811,876
     500 Novartis AG................................................................      884,880
  66,000 Smithkline Beecham.........................................................      832,607
  12,600 Zeneca Group...............................................................      542,655
   2,800 Zeneca Group PLC (ADR).....................................................      366,800
                                                                                     ------------
                                                                                        3,438,818
                                                                                     ------------
-------------------------------------------------------------------------------------------------
 SHARES                             EQUITY INVESTMENTS                               MARKET VALUE
-------------------------------------------------------------------------------------------------

INTEREST-SENSITIVE SECTOR--44.3%
        BANKING--18.2%
 150,000 Bayerische Vereinsbank
          AG **....................................................................  $ 10,945,946
 100,000 BHF-Bank AG................................................................    3,135,135
  14,000 Credit Commercial de France................................................    1,150,282
 503,000 Credito Italiano Sp.A *....................................................    2,484,649
 135,000 Deutsche Bank AG...........................................................   10,154,189
 112,500 Deutsche Pfandbrief- und Hypothekenbank AG.................................    8,510,473
   1,500 UBS (Union Bank of Switzerland)............................................    2,449,984
                                                                                     ------------
                                                                                       38,830,658
                                                                                     ------------
        FINANCIAL SERVICES--1.1%
   7,500 MLP (Marschollek, Lautenschlager und Partner)..............................    2,400,000
                                                                                     ------------
        INSURANCE--18.3%
  75,000 Allianz AG Holding.........................................................   22,641,892
  75,000 Allianz AG Rights..........................................................      370,946
  30,000 Hannover Ruckversicherungs AG..............................................    4,102,703
  27,500 Munchener Ruckversicherungs-Gesellschaft AG................................   11,891,892
                                                                                     ------------
                                                                                       39,007,433
                                                                                     ------------

        UTILITIES--6.7%
 100,000 RWE AG.....................................................................    5,378,378
 125,000 Veba AG....................................................................    8,864,865
                                                                                     ------------
                                                                                       14,243,243
                                                                                     ------------

TECHNOLOGY SECTOR--11.8%

        TECHNOLOGY SERVICES--9.1%
  41,500 BAAN Company NV *..........................................................    1,985,008
  35,000 SAP AG.....................................................................   13,962,162
  30,000 Singulus Technologies ***..................................................    3,486,486
                                                                                     ------------
                                                                                       19,433,656
                                                                                     ------------

-------------------------------------------------------------------------------------------------
 SHARES                             EQUITY INVESTMENTS                               MARKET VALUE
-------------------------------------------------------------------------------------------------
        TELECOMMUNICATION--2.7%
   8,000 MobilCom AG................................................................ $  5,811,892
                                                                                     ------------
        Total Equity Investments
          (Cost $155,941,759)-- 98.9%..............................................   211,066,484
        Other Assets Less Liabilities--1.1%........................................     2,394,039
                                                                                     ------------
        Net Assets--100.00%........................................................  $213,460,523
                                                                                     ------------
                                                                                     ------------

----------------
Percentages are of net assets.

  * Non-income producing security.

 ** Part of this security is on loan.

*** Part of this security is on loan and this is also a non-income producing security.

THE EMERGING GERMANY FUND INC.
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

Rolf Passow, Chairman*
Robert J. Birnbaum
Carroll Brown
Theodore J. Coburn
James E. Dowd**
Alfred W. Fiore
George N. Fugelsang*
Siegfried A. Kessler**
Gottfried W. Perbix**
Jacob Saliba

 * Interested person within the meaning of the Investment Company Act of 1940 ** Member, Audit Committee

--------------------------------------------------------------------------------

OFFICERS

William S. Stack, President
Barbel Lenz, Vice President
Robert J. Goldstein, Secretary
Caroline M. Hirst, Treasurer and Assistant Secretary
Judith W. O'Connell, Assistant Treasurer
Jennie M. Wong, Assistant Treasurer
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER

Dresdner RCM Global Investors LLC
Four Embarcadero Center
San Francisco, California 94111

--------------------------------------------------------------------------------

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

DIVIDEND PAYING AGENT
TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company
P.O. Box 8209
Boston, Massachusetts 02266-8209

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
One Post Office Square
Boston, Massachusetts 02109

LEGAL COUNSEL

Shaw, Pittman, Potts & Trowbridge
2300 N Street, N.W.
Washington, D.C. 20037

                         THE EMERGING GERMANY FUND INC.

                               SUMMARY OF GENERAL
                                  INFORMATION
---------------------------------------

SHAREHOLDER INFORMATION

  Daily market prices for the Fund's shares are published in the New York Exchange Composite Transaction section of THE WALL STREET JOURNAL (designation "EmergGerFd" under the letter "G"). The Fund's NYSE trading symbol is "FRG." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in the NEW YORK TIMES, as well as in BARRON'S and other newspapers in a table called "Closed End Funds." Additional information about the Fund is available by calling 1-800-356-6122.

DIVIDEND REINVESTMENT PLAN

  Through the Fund's voluntary Dividend Reinvestment Plan, shareholders may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.
      This report is furnished to shareholders of The Emerging Germany Fund Inc. for their information. This is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.
      All references in this report to "dollars" or "$" are to United States dollars.
      Comparisons between changes in the Fund's net asset value per share and changes in the DAX100 Index should be considered in light of the Fund's investment objective and policies, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the Deutsche Mark/ dollar exchange rate.

                                     [LOGO]

                                  THE EMERGING
                               GERMANY FUND INC.

                                QUARTERLY REPORT
                                 MARCH 31, 1998